Exhibit 99.2 Chart Industries Third Quarter 2019 October 2019 © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and Proprietary

Forward Looking Statements Certain statements made in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning the Company’s business plans, including statements regarding completed acquisitions, cost synergies and efficiency savings, objectives, future orders, revenues, margins, earnings or performance, liquidity and cash flow, capital expenditures, business trends, governmental initiatives, including executive orders and other information that is not historical in nature. Forward-looking statements may be identified by terminology such as "may," "will," "should," "could," "expects," "anticipates," "believes," "projects," "forecasts," “outlook,” “guidance,” "continue,“ “target,” or the negative of such terms or comparable terminology. Forward-looking statements contained in this presentation or in other statements made by the Company are made based on management's expectations and beliefs concerning future events impacting the Company and are subject to uncertainties and factors relating to the Company's operations and business environment, all of which are difficult to predict and many of which are beyond the Company's control, that could cause the Company's actual results to differ materially from those matters expressed or implied by forward-looking statements. Factors that could cause the Company’s actual results to differ materially from those described in the forward-looking statements include: the Company’s ability to successful integrate recent acquisitions, and achieve the anticipated revenue, earnings, accretion and other benefits from these acquisitions; and the other factors discussed in Item 1A (Risk Factors) in the Company’s most recent Annual Report on Form 10-K filed with the SEC, which should be reviewed carefully. The Company undertakes no obligation to update or revise any forward-looking statement. This presentation contains non-GAAP financial information, including adjusted EPS. For additional information regarding the Company's use of non-GAAP financial information, as well as reconciliations of non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), please see slides titled "Non-GAAP Financial Measures" included in the appendix at the end of this presentation. Chart is a leading diversified global manufacturer of highly engineered equipment servicing multiple market applications in Energy and Industrial Gas. The majority of Chart's products are used throughout the liquid gas supply chain for purification, liquefaction, distribution, storage and end-use applications, a large portion of which are energy-related. Chart has domestic operations located across the United States and an international presence in Asia, Australia, Europe and the Americas. For more information, visit: http://www.chartindustries.com. 1 © 2019 Chart Industries, Inc. Confidential and Proprietary

Themes 2 © 2019 Chart Industries, Inc. Confidential and Proprietary

Q3 2019 Sales, Orders & Backlog All results reflect continuing operations Sales Q319 +31.6% $358 Q318 $272 $272 Legacy VRV AXC $60 $26 Q3 FY18 Q3 FY19 Orders Q319 +8.3% Q318 $286 $264 $240 Legacy VRV AXC $23 $23 Q3 FY18 Q3 FY19 Backlog Q319 $756 +50.9% Q318 $626 $502 Legacy VRV AXC $82 $48 Q3 FY18 Q3 FY19 3 © 2019 Chart Industries, Inc. Confidential and Proprietary

Global LNG Infrastructure Build Liquefaction Marine Transportation Fueling Power Liquefaction can Transportation, LNG by truck uses Fueling stations for LNG is used for use Chart’s consumption, and Chart’s HLNG LNG, CNG and bio- power generation IPSMR® bunkering of LNG cryogenic cylinder gas vehicles using using Chart’s technology, BAHX by marine vessels tanks; Our trailers Chart’s cryogenic cryogenic storage and ACHX in using Chart’s serve storage tanks, tanks, Vacuum ssLNG plants, gas cryogenic storage transportation Vacuum insulated insulated pipe, pre-treatment, tanks, LNG on- needs pipe, vaporizers, vaporizers, nitrogen rejection board ship fueling manifolds, control manifolds and and natural gas systems, Cold Box systems and LNG control systems liquids recovery with vaporizers and dispensers internal piping 4 © 2019 Chart Industries, Inc. Confidential and Proprietary

Worldwide Adoption of Clean! Planning to reduce CO2 emissions by Ban on gasoline and diesel No non-zero emission 90% below 2010 levels by 2050 for ICE by 2040 cars for sale after 2030 new passenger vehicles, assumes almost 100% EV Ban on fossil fuel car sales by Ban on imported fossil fuel Plans to be carbon neutral by 2050 2021 vehicles by 2030 Ban on gasoline and Ban on fossil fuel car sales by diesel ICE in cars and 70% below current emissions by 2030 2030 vans by 2040 Ban on gasoline and diesel Reduce green house gas emissions ICE by 2040, Paris to ban Ban on new gasoline and by 8% of 2010 levels by 2030 diesel by 2025, gasoline by diesel cars by 2030 2030 New registrations must Plans to abolish sales of fossil have 50g/km CO2 from fuel cars by 2050 2025, 30g/km from 2030 30% cars to be electric by Ban on fossil fuel car 2030 sales starting 2040 Ban on new motorcycles Ban on fossil fuel car sales powered by fossil fuels by starting 2030 2035, cars by 2040 5 © 2019 Chart Industries, Inc. Confidential and Proprietary

ssLNG Order Opportunities

CHART
Innovation. Experience. Performance.

Number	Project	Chart Customer	Operator	Chart Content	Expected Timing of Chart orders
1	Utility-scale project for U.S. East Coast	ODIN	Confidential	C50N	Booked
2	Utility-scale project for Northeast	ODIN	Confidential	C50N, 5x100k gallon storage	Booked
3	NorthEast Energy Center	ODIN	Liberty Energy	C250N and pretreatment	1H 2020
4	Philadelphia Gas Works Passyunk	ODIN	PGW	C120N	Q1 2020
5	Nipigon Liquefaction	Nipigon	Nipigon	C85N, pretreatment, storage	Q4 2019
6	**Eagle LNG Jacksonville**	**Matrix Services**	**Eagle**	**IPSMR®, C550MR**	**Q1 2020**
7	Eagle Maxville	Eagle	Eagle	C120N	Q1 2020
8	Eagle LNG Canada	Eagle	Eagle	C100N	Q1 2020
9	**Caribbean Power Project**	**Confidential**	**Confidential**	**Tanks**	**Q4 2019**
10	Brazil C450IMR plant	GasBridge	GasBridge	C450IMR and pretreatment	Q1 2020
11	India LCNG Stations	AG&P	AG&P	6 LCNG stations	Q1 2020
12	**Mexico ssLNG terminal**	**Confidential**	**Confidential**	**C100N**	**Q2 2020**

**Opportunities represent possible ssLNG projects based on current status of discussions with customers. Ultimate realization of these projects depends upon status of project and on the execution/delivery of definite documentation with customers.*

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© 2019 Chart Industries, Inc. Confidential and Proprietary

Big LNG Project Timing (1) Based upon either customer announced expected timing or typical order trend post FERC approval. Anticipated revenue timing is based on current status of ongoing project or discussions with customers for anticipated new orders. 7 © 2019 Chart Industries, Inc. Confidential and Proprietary

Big LNG Order Opportunities

CHART
Innovation. Experience. Performance.

Number	Project	Chart Customer	Operator	Size	Chart Content
1 – BOOKED	Gimi (Tortue)	Black & Veatch	Golar	3.75 MTPA	4x Cold boxes, BAHX
2 – BOOKED	Calcasieu Pass	BHGE	Venture Global	10 MTPA	18 cold boxes, BAHX
3	Driftwood	Bechtel	Tellurian	27 MTPA (Phase 1 16 MTPA)	IPSMR®, cold boxes, BAHX, ACHX
4	Corpus Christi Stage Three	KBR	Cheniere	9.5 MTPA	IPSMR®, cold boxes, BAHX, ACHX
5	Plaquemines	BHGE	Venture Global	20 MTPA	36 cold boxes, BAHX
6 – 50% in BACKLOG	Magnolia	LNG Ltd	LNG Ltd	8.8 MTPA	Cold boxes, BAHX, core-in kettles
7	Pointe LNG	EPC TBD	Pointe LNG	6 MTPA	IPSMR®, cold boxes, BAHX, ACHX
8	Corpus Christi Stage Four	TBD	Cheniere	2 trains at 4.5 MTPA each	Opportunity for: BAHX, ACHX, cold boxes
9	Pluto LNG	Bechtel	Woodside	5 MTPA	Opportunity for: Cold boxes and Core-in-kettles
10	Ghandria	Black & Veatch	Golar	3.75 MTPA	4x Cold boxes, BAHX
11	Freeport LNG Train 4	KBR	Freeport LNG	15 MTPA	BAHX on the Feed Gas pretreatment

Includes Hudson Products content where applicable
Does not include full list of project opportunities
Opportunities represent possible large projects based on current status of discussions with customers. Ultimate realization of these projects depends upon status of project and on the execution / delivery of definite documentation with customers.

© 2019 Chart Industries, Inc. Confidential and Proprietary

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Global LNG Demand Grows 5% Global LNG demand is predicted to grow ~5% annually through 2030. New LNG supply Global LNG Supply and Demand (MTPA) brought online 2018-19 Year Project Capacity 600 (MTPA) 2018 Pluto LNG T1 Debottleneck 2 0.2 2018 Wheatstone LNG T1 4.5 500 2018 Yamal LNG T1 5.5 2018 Cove Point LNG 5.3 2018 Kribi FLNG 2.4 2018 Wheatstone LNG T2 4.5 400 2018 Yamal LNG T2 5.5 2018 Ichthys LNG T1 4.5 32.2 300 2019 Yamal LNG T3 5.5 2019 Corpus Christi LNG T1 4.5 2019 Ichthys LNG T2 4.5 200 2019 Sabine Pass LNG T5 4.5 2019 Vysotsk LNG T1 0.7 2019 Tango FLNG 0.5 2019 Prelude FLNG 3.6 100 2019 Cameron LNG T1 4.0 2019 Freeport LNG T1 5.1 2019 Corpus Christi LNG T2 4.5 2019 Elba Island LNG T1-6 1.5 0 38.8 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 LNG Supply (Pre-2018) LNG Supply (2018 Projects) LNG Supply (2019 Projects) LNG Demand Note: Assumes new LNG supply is brought online equally throughout the startup year (only 50% full capacity in startup year). Source: Morgan Stanley Equity Research and IHS. 9 © 2019 Chart Industries, Inc. Confidential and Proprietary

Specialty Markets

CHART
Innovation. Experience. Performance.

Market	End-use of Products	Potential Market Size(1)	Drivers of Size Opportunity
Food and Beverage	▪ Food preservation equipment ▪ Nitrogen dosing equipment	$500M	• Nitro-beverage changeover
Cannabis	▪ Liquid CO_2 storage and supply / delivery systems ▪ Used in grow houses, CBD oil extraction and packaging	$250M	• Legalization of cannabis • Regulatory approval for CBD.
Industrial Lasers	▪ **High purity liquid nitrogen (gas assist) provides a faster cut and superior edge, free of impurities**	**$200M**	• **Uptime requirements in manufacturing** • **Reducing steps in production**
Space	▪ Cryogenic liquid propellants are used as fuel for rocket propulsion	$200M	• Proliferation of private space travel industry
Hydrogen	▪ **H_2 vehicle fueling stations, transport equipment and liquefaction storage at H_2 production sites**	**$500M**	• **Buildout of hydrogen fueling infrastructure** • **Development of "green hydrogen" industry**
Water Treatment	▪ **Improving water quality and wastewater reuse utilize liquid oxygen and CO_2 in purification process**	**$400M**	• **Regulation on water treatment** • **Population growth**
-80° Freezers	▪ Medium-cold temperature applications typically served by mechanical freezers	$400M	• Efficiency and energy consumption
Over the Road Trucking	▪ LNG as alternative fuel to diesel for heavy duty vehicles (lower emissions, engine noise, etc.)	$750M	• Regulations

Source: Potential Market Size are Chart Management estimates.
(1) Reflects Total Addressable Market (TAM) for current and potential application of Chart technology and products.

© 2019 Chart Industries, Inc. Confidential and Proprietary

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Q3 2019 Margin Expansion Actions * Excluding acquisition synergies ($M) Facility Reduction Headcount Global Product Line Q1 Q2 Q3 YTD / Consolidation Reduction / Sourcing Rationalization Actions Actions Actions Total Other (Annualized) (Annualized) (Annualized) (Annualized) E&C Cryo Consolidated back Reduced office in La Crosse duplicate $3.3 $1.7 - $5.0 into manufacturing positions with plant streamlined facilities E&C Consolidation of 1.2 0.1 - 1.3 FinFans ACHX facilities D&S East Reduced Closed headcount production of 0.5 2.1 0.5 3.1 associated vehicle tank line with product in China line closures D&S West Facility and Reduced manufacturing overlapping 0.5 0.1 1.4 2.0 consolidation for role Thermax vaporizors Corporate Incremental Additional backoffice and savings 1.0 0.2 0.7 1.9 CBS achieved above streamlining original $5.5 million guidance $6.5M $4.2M $2.6M $13.3M in prior guide (1) (1) Red text refers to third quarter 2019 actions taken. 11 © 2019 Chart Industries, Inc. Confidential and Proprietary

Integration AXC and VRV 1  Revenue synergies: 12 new customers  60% of original target cost synergies and over $8 million of sales ($20 million in first 12 months of ownership) were achieved in first three  Exited 2 leases months Synergies  Insourced painting and inner vessels  Increased cost synergy target in first Achieved to Date 12 months of ownership to $29  Streamlined manufacturing locations million  Utilized India for additional capacity  Facility consolidation over 70% complete  Sourcing savings of $2.7 million executed 2  Completion of HLNG vehicle tank line  Facility consolidations (Tulsa) complete Upcoming  Expansion of LNG fueling station capacity  Leverage Hyderabad, India engineering Synergies  Strategic manufacturing locations  Manufacture ACHX internationally 12 © 2019 Chart Industries, Inc. Confidential and Proprietary

Q3 Adjusted EPS $ millions, except per share amounts Continuing Operations Q3 2019 Q3 2018 Change v. PY YTD 2019 YTD 2018 Change v. PY Income $18.7 $21.5 ($2.8) $34.0 $35.6 ($1.6) from continuing operations Reported EPS $0.51 $0.65 ($0.14) $0.97 $1.11 ($0.14) Restructuring and transaction- 1 0.17 0.07 0.10 0.63 0.16 0.47 related costs 2 Integration and Step Up Costs 0.03 - 0.03 0.14 - 0.14 3 Other One-Time Items (1) 0.05 - 0.05 0.08 0.12 (0.04) Dilution impact of convertible 4 0.01 0.02 (0.01) 0.05 0.02 0.03 notes Adjusted EPS (2) $0.77 $0.74 $0.03 $1.87 $1.41 $0.46 (1) Includes $0.05 related to Commercial / Legal settlements in Q3 2019. Includes $0.01 and $0.09 related to aluminum cryobiological tank recall reserve expense in Q1 2019 and Q2 2018 respectively, and $0.02 related to Tax Reform / transition tax related adjustments in Q1 2019. (2) Adjusted EPS (a non-GAAP measure) is as reported on a historical basis. Tax affected adjustments are at normalized statutory periodic rates. 13 © 2019 Chart Industries, Inc. Confidential and Proprietary

2019 Guidance Ref # Description Revenue ($M) Adjusted EPS(1) 1 2018 Actual $1,084 $2.02 2 Organic growth +10.5 months incremental 170 – 220 0.27 - 0.47 VRV + synergies 3 Pricing, sourcing, net of material cost; and 3 – 4 0.16 - 0.26 2018 restructuring actions 4 2019 incremental restructuring benefits 0.11 5 Calcasieu Pass and Gimi 28 – 30 0.17 – 0.21 6 2H 2019 AXC 120 0.15 7 Strategic financing (0.11) 8 Q2 2019 beat 0.07 9 2019 Prior Guidance $1,410 - $1,460 $2.85 - $3.20 10 Finalized delivery schedule Calcasieu Pass (8) (0.07) 11 Q3/Q4 revenue shortfall, timing, China, equity (70) (0.22) – (0.28) impacts 13 2019 Guidance $1,330 - $1,350 $2.70 - $2.90 (1) We have note provided a reconciliation of projected adjusted EPS because certain items have not yet occurred or are out of the Company’s control and/or cannot be reasonably predicted. 14 © 2019 Chart Industries, Inc. Confidential and Proprietary

2020 Market and Business Outlook $ in M 2020 2020 2020 2019 Specific ½ Year Market Organic Total Segment / Driver Revenue Known AXC Growth Growth Growth Midpoint Projects Revenue (%) (%) (%) D&S East $295 7% Industrial Gas 130 3% 3% LNG Infrastructure (includes ssLNG) 75 10% 10% China (LNG and IG) 90 10% 10% D&S West $460 8% Industrial Gas / Infrastructure (LNG/Power) 220 3% 9 (A) 7% CryoBiological 80 3% 3% Specialty Markets (including HLNG) 160 11% 11% E&C Cryo $210 53% Natural Gas Processing 50 (10%) (10%) Refining / Petrochemicals (includes ssLNG) 135 12% 12% Big LNG 25 N/A 100 (B) 400% E&C FinFan $375 5% Gathering Compression 50 (20%) (20%) 50 Processing Plant & Pipeline 40 (10%) (10%) 40 Downstream (Refining / Petrochemicals / LNG) 210 4% 24 (C) 15% 10 Fans (Power/HVAC/Industrial) 75 3% 3% (A) Caribbean power plant project $1,330-1,350 13-15% 21-24% (B) VG-Calcasieu Expected 2020 Growth (C) ACHX Bechtel 15 © 2019 Chart Industries, Inc. Confidential and Proprietary

2020 Outlook (Current and Prior)

CHART
Innovation. Experience. Performance.

			Current		Prior	
#		Description	Revenue	Adjusted EPS (1)	Revenue	Adjusted EPS (1)
1	**New**	**2019 Guidance**	**$1,330 - $1,350**	**$2.70 - $2.90**		
2	**No Change**	**2020 Base Outlook from June 2018**			**$1,380 - $1,400**	**$3.60 - $3.70**
3	New	Organic Growth (7% - 9%)	95 – 130	0.70 – 0.85		
4	Update	Calcasieu Pass, Gimi, ACHX Bechtel, net of dilution	135	0.95 – 1.05	125	0.90 – 1.00
6	Update	½ yr Harsco AXC net of interest expense + addtl synergies	100 – 110	0.20 – 0.25	270 - 275	0.55 - 0.60
7	Update	Cost out / restructuring impacts		0.35		0.15 – 0.20
8	No Change	+VRV, -CAIRE, +/- other	(45)	(0.15)	(45) – (25)	(0.15) – (0.13)
9	**Updated**	**2020 Outlook (Base)**	**$1,615 – $1,680**	**$4.75 – $5.25**	**$1,730 - $1,775**	**$5.05 - $5.35**
10	Update	Driftwood 2020 Phase 1 portion	65	0.45 - 0.55	200 – 225	1.95 – 2.15
11	Update	Cheniere Corpus Christi Stage 3	10	0.05 – 0.10	60 – 85	0.60 – 0.75
12	Update	One other project out of known pipeline (assumes 2019 order)	0	0	40 – 60	0.40 – 0.50
13	New	Plaquemines	35	0.20 – 0.25		
15	**Updated**	**2020 Upside Case with additional big LNG**	**1,720 – 1,790**	**$5.45 – $6.15**	**$2,030 - $2,145**	**$8.00 - $8.75**

(1) We have not provided a reconciliation of projected adjusted EPS because certain items have not yet occurred or are out of the Company's control and/or cannot be reasonably predicted.

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© 2019 Chart Industries, Inc. Confidential and Proprietary

Delivering Profitable Growth Chart delivered solid revenue growth in a challenging market. By improving our profitability (margins) we have increased earnings per share at an even greater rate. Total Sales Adjusted EPS ($ in Millions) ($ per share) 1,900 $6.00 2020 FY 1,700 2020 FY Guidance $5.00 Guidance $1,615-1,680 $4.75-5.25 1,500 2019 FY $4.00 Guidance 1,300 $1,330-1,350 $3.00 2019 FY Guidance 1,100 $2.70-2.90 $2.00 900 700 $1.00 500 $0.00 2017 2018 2019 2020 2017 2018 2019 2020 Y-o-Y Organic Y-o-Y Adj. EPS 5% 13% 7% 7-9% 146% 35% 75-90% Growth (1) Growth 1. Excludes acquisitions. Note: CAGR calculation utilizes 2019 and 2020 revenue and EPS at the midpoint of guidance range. 17 © 2019 Chart Industries, Inc. Confidential and Proprietary

Our New Motto 18 © 2019 Chart Industries, Inc. Confidential and Proprietary

Appendix © 2019 Chart Industries, Inc. Confidential and Proprietary © 2019 Chart Industries, Inc. Confidential and Proprietary

FY17, FY18 Adjusted EPS $ millions, except per share amounts Continuing Operations FY 2017 FY 2018 Income $26.2 $53.6 from continuing operations Reported EPS $0.84 $1.67 1 Restructuring and transaction-related costs (2) 0.48 0.25 2 Aluminum cryobiological tank recall reserve expense - 0.09 3 VRV Inventory Step Up Costs - 0.04 4 Tax Reform / transition tax related adjustments -0.71 -0.05 5 Other One-Time items (3) 0.21 - 6 Dilution impact of convertible notes - 0.02 Adjusted EPS (1) $0.82 $2.02 (1) Adjusted EPS (a non-GAAP measure) is as reported on a historical basis. Tax affected adjustments are at normalized statutory periodic rates (2) 2018 costs include Restructuring $0.09,Transaction Related $0.13, and former CEO $0.03 (3) Other One-Time Items EPS adjustments were related to 2017 Debt Extinguishment $0.10 and a China Litigation Award $0.11 20 © 2019 Chart Industries, Inc. Confidential and Proprietary